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SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Versicor Inc. (Name of Registrant as Specified In Its Charter)
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Versicor Inc. 34790 Ardentech Court Fremont, California 94555

NOTICE OF SPECIAL MEETING

Dear Stockholder:

On Thursday, September 27, 2001, Versicor Inc. will hold a Special Meeting of Stockholders at the corporate headquarters of Versicor Inc. The meeting will begin at 1:00 p.m.

Only stockholders who owned stock at the close of business on September 5, 2001 can vote at this meeting or any adjournments that may take place. At the meeting we will:

  1.
  Vote on Versicor's 2001 Stock Option Plan (sometimes referred to in this proxy as the "2001 Plan"); and

  2.
  Attend to other business properly presented at the meeting.

Your Board of Directors recommends that you vote FOR the proposal outlined in this proxy statement.

The approximate date of mailing for this proxy statement and card(s) is September 6, 2001.

By Order of the Board of Directors,
/s/ GEORGE F. HORNER III George F. Horner III President and Chief Executive Officer September 5, 2001

i

QUESTIONS AND ANSWERS

1.	Q:	What may I vote on by proxy?
	A:	The adoption of Versicor's 2001 Stock Option Plan.
2.	Q:	How does the Board recommend I vote on the proposal?
	A:	The Board recommends a vote FOR the adoption of the 2001 Stock Option Plan.
3.	Q:	Why does Versicor want to adopt the 2001 Plan?
	A:	Due to the need to recruit additional employees as Versicor enters its first lead compound into Phase III clinical trials and as Versicor continues to meet the reporting requirements of a new public company, the Board believes that the additional shares available under the 2001 Plan will better enable Versicor to attract, retain and motivate employees, officers and directors.
4.	Q:	Who is entitled to vote?
	A:	Stockholders as of the close of business on September 5, 2001 (the Record Date) are entitled to vote at the Special Meeting.
5.	Q:	How do I vote?
	A:	Complete, sign and date each proxy card you receive and return it in the prepaid envelope. You have the right to revoke your proxy at any time before the meeting by:
(1) notifying the Secretary of Versicor in writing;
(2) voting in person; OR
(3) returning a later-dated proxy card.
6.	Q:	Who will count the votes?
	A:	Representatives of American Stock Transfer & Trust Company will count the votes and act as the inspector of election.
7.	Q:	Is my vote confidential?
	A:	Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to American Stock Transfer & Trust Company and are handled in a manner that protects your voting privacy. Your vote will not be disclosed except: (1) as needed to permit American Stock Transfer & Trust Company to tabulate and certify the vote; (2) as required by law; or (3) in limited circumstances such as a proxy contest in opposition to the Board. Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.
8.	Q:	What shares are included on the proxy card(s)?
	A:	The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

9.	Q:	What does it mean if I get more than one proxy card?
	A:	If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, American Stock Transfer & Trust Company.
10.	Q:	How many shares can vote?
	A:	As of the Record Date, September 5, 2001, 23,106,194 shares of common stock, the only voting securities of Versicor, were issued and outstanding. Every stockholder of common stock is entitled to one vote for each share held.
11.	Q:	What is a "quorum"?
	A:	A "quorum" is a majority of the outstanding shares entitled to vote. They may be present or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes and for the purpose of determining the outcome of any matter submitted to the stockholders for a vote. However, abstentions do not constitute a vote "for" or "against" any matter and will be disregarded in the calculation of a plurality.
12.	Q:	What is required to approve each proposal?
	A:	A quorum must have been established in order to consider any matter. To approve the 2001 Plan, a majority of the shares represented at the meeting, either in person or by proxy, must be voted in favor of the 2001 Plan.

Any shares that are considered broker non-votes with respect to a particular matter will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.
13.	Q:	How will voting on any other business be conducted?
	A:	Although we do not know of any business to be considered at the Special Meeting other than the proposal described in this proxy statement, if any other business is presented at the Special Meeting, your signed proxy card will give authority to each of George F. Horner III and Dov A. Goldstein, M.D. to vote on such matters at their discretion.
14.	Q:	When are the stockholder proposals for the 2002 Annual Meeting due?
	A:	All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted in writing to Dov A. Goldstein, M.D., Vice President, Finance and Chief Financial Officer, Versicor Inc., 34790 Ardentech Court, Fremont, California 94555 by December 25, 2001. Any proposal received after this date will be considered untimely. Each proposal must comply with applicable law and our Bylaws. A stockholder proposal (other than in respect of a nominee for election to the Board of Directors) to be presented at the next annual meeting of stockholders but not submitted for inclusion in the proxy statement will be considered untimely under the SEC's proxy rules if received after February 23, 2002.

15.	Q:	How much did this proxy solicitation cost?
	A:	Versicor hired American Stock Transfer & Trust Company to assist in the distribution of proxy materials and solicitation of votes for part of the normal monthly fee of $1,000 plus estimated out-of-pocket expenses of $2,000. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

PROPOSALS YOU MAY VOTE ON

  Adoption of 2001 Stock Option Plan

    The Board has approved Versicor's 2001 Stock Option Plan because the Board believes that the shares available under the existing employee stock option plans are insufficient to meet Versicor's need to recruit new employees as Versicor enters it first lead compound into Phase III clinical trials and continues to meet the reporting requirements of a new public company. The Board believes that the additional 1,200,000 shares available for issuance pursuant to the 2001 Plan will enable the Company to better attract, retain and motivate employees, officers and directors. The 2001 Plan limits options to a term of 10 years after the date of grant.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE 2001 PLAN.

PROPOSAL TO APPROVE THE 2001 STOCK OPTION PLAN

    The Board has adopted, subject to stockholder approval, the Versicor Inc. 2001 Stock Option Plan (the "2001 Plan").

    Versicor currently maintains the Versicor Inc. 1997 Equity Incentive Plan (which was approved by stockholders in December 1997 and is referred to as the "1997 Plan"). The 1997 Plan provides that up to 4,038,030 shares of Versicor's common stock may be issued or delivered pursuant to awards granted under that plan. As of August 31, 2001, approximately 3,328,518 shares of common stock had been issued under the 1997 Plan or were subject to awards then outstanding under the 1997 Plan and approximately 709,512 shares remained available for grant purposes under the 1997 Plan.

    Versicor also currently maintains the Versicor Inc. 1995 Stock Option Plan (which was approved by stockholders in 1996 and 1997 and is referred to as the "1995 Plan"). The 1995 Plan provides that up to 348,750 shares of Versicor's common stock may be issued or delivered pursuant to awards granted under that plan. As of August 31, 2001, approximately 87,705 shares of common stock had been issued under the 1995 Plan or were subject to awards then outstanding under the 1995 Plan and approximately 261,045 shares remained available for grant purposes under the 1995 Plan.

    The 2001 Plan, if approved by stockholders, will authorize Versicor to grant awards covering an additional 1,200,000 shares of the Company's common stock. The approval of the 2001 Plan will not affect Versicor's ability to grant additional awards under the 1997 Plan or under the 1995 Plan.

    The Board has approved the 2001 Plan because the Board believes that the shares available under the 1997 Plan and the 1995 Plan are insufficient to meet Versicor's need to recruit new employees as Versicor enters it first lead compound into Phase III clinical trials. The Board believes that the additional shares that will be available for issuance pursuant to the 2001 Plan, if it is approved by stockholders, will enable Versicor to better attract, retain and motivate employees, officers and directors.

    The principal terms of the 2001 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2001 Plan, a copy of which is included as Exhibit A to this Proxy Statement. Capitalized terms used in the summary are used as defined in the 2001 Plan.

Summary Description of the 2001 Plan

    Purpose.  The purpose of the 2001 Plan is to provide a means by which selected eligible persons may be given an opportunity to benefit from increases in the market value of Versicor's common stock, thereby helping to align the interests of plan participants with those of stockholders.

    Awards.  The 2001 Plan authorizes stock options, restricted stock, stock bonuses, and stock appreciation rights ("SARs"). The 2001 Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Generally, an option or SAR will expire, or other award will vest, not more than 10 years after the date of grant.

    Administration.  The 2001 Plan will be administered by the Board or by one or more committees appointed by the Board (the appropriate acting body is referred to as the "Administrator"). The Administrator is currently Versicor's Compensation Committee.

    The Administrator determines the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. Subject to the other provisions of the 2001 Plan, the Administrator has the authority (1) to permit the recipient of any award to pay the purchase price of shares of common stock or the award in cash, the delivery of previously owned shares of common stock, a note satisfying the requirements of the 2001 Plan, or such other legal consideration that may be acceptable to the Administrator; (2) to accelerate the receipt or vesting of benefits pursuant to an award; and (3) to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award.

    No Repricing.  Once granted, the Administrator may not "reprice" any award granted under the Plan either by an amendment to the award or by the cancellation of the award and a re-grant of a new award, except to take account of stock splits, stock dividends, and certain other reorganizations affecting the common stock. For example, once granted, the Administrator may not subsequently reduce the exercise price of an option or the base price of an SAR, except, as noted above, to take account of stock splits, stock dividends, and certain other reorganizations affecting the common stock.

    Eligibility.  Persons eligible to receive awards under the 2001 Plan include officers and employees of Versicor, directors of Versicor, and certain consultants and advisors to Versicor. Currently, approximately 58 officers and employees of Versicor (including all of Versicor's named executive officers) and each of the 6 non-employee directors of Versicor are considered eligible under the 2001 Plan, subject to the power of the Administrator to determine eligible persons to whom awards will be granted.

    Transfer Restrictions.  Awards under the 2001 Plan are generally not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her. The Administrator may permit certain award transfers, such as transfers for estate or tax planning purposes.

    Limits on Awards; Authorized Shares.  The maximum number of shares of Versicor common stock that may be issued or delivered pursuant to awards granted under the Plan is 1,200,000 shares. The maximum number of shares subject to options and SARs, or all awards, that may be granted under the 2001 Plan during any calendar year to any one individual is 300,000 shares.

    As is customary in incentive plans of this nature, the number and kind of shares available under the 2001 Plan and the then outstanding awards, as well as exercise or purchase prices and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to Versicor's stockholders.

    The 2001 Plan will not limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the common stock, under any other plan or authority.

    Stock Options.  An option is the right to purchase shares of common stock at a future date at a specified price (the "exercise price" of the option). The per share exercise price of each option will be determined by the Administrator at the time of grant, but in no case will the exercise price per share be less than the fair market value of a share of common stock on the date of grant.

    An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under "Federal Income Tax Treatment of Awards under the 2001 Plan" below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Internal Revenue Code and the 2001 Plan.

    Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

    Stock Appreciation Rights.  An SAR is the right to receive payment of an amount equal to the excess of the fair market value of a Common Share on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR, but will not be less than the fair market value of a share on the date of grant. SARs may be granted in connection with other awards or independently.

    Restricted Stock Awards.  A restricted stock award is an award typically for a fixed number of shares of common stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

    Stock Bonuses.  The Administrator may grant a stock bonus to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Administrator. The number of shares so awarded shall be determined by the Administrator and may be granted independently or in lieu of a cash bonus.

    Acceleration of Awards; Possible Early Termination of Awards.  In the event of a dissolution, liquidation or sale of all or substantially all of Versicor's assets, a merger or consolidation in which Versicor is not the surviving entity, or a reverse merger in which Versicor does survive but Versicor's shares of stock outstanding immediately before the merger are converted into other property in connection with the merger, then (1) any surviving or acquiring corporation will assume the awards then outstanding under the 2001 Plan or substitute similar awards, or (2) if there is no surviving or acquiring corporation (or if the surviving or acquiring corporation does not assume the awards or substitute similar awards), the awards then outstanding under the 2001 Plan generally will become fully vested and exercisable prior to the event and will terminate (to the extent not previously exercised) at the time of the event.

    In addition, if an award recipient's employment is terminated by Versicor for any reason other than Cause (as defined in the 2001 Plan, and other than due to the recipient's death or disability), and within one year after a Change in Control, then the awards held by the recipient immediately before the termination of his or her employment will become fully vested. A "Change in Control" under the 2001 Plan generally includes (subject to certain exceptions) certain changes in a majority of the Board, certain mergers or consolidations, an acquisition by one person of 40% or more of Versicor's voting power, or a liquidation of Versicor or sale of all or substantially all of Versicor's business and/or assets.

    Termination of or Changes to the 2001 Plan.  The Board may amend or terminate the 2001 Plan at any time and in any manner. Stockholder approval for any amendment will generally not be required unless stockholder approval for the amendment is required by law. Unless previously terminated by the Board, the 2001 Plan will terminate on August 2, 2011. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment impairs the rights of the holder.

Federal Income Tax Treatment of Awards under the 2001 Plan

    The federal income tax consequences of the 2001 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 2001 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences. With respect to a nonqualified stock option, the company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the exercise price of the option and the fair market value of the underlying shares at the time of exercise. With respect to an incentive stock option, the company is generally not entitled to a deduction nor does the optionee recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the 2001 Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and performance share awards are generally subject to tax at the time of payment. In each of the foregoing cases, the company will generally have a corresponding deduction at the time the award recipient recognizes income. If an award is accelerated under the 2001 Plan in connection with a change in control (as this term is used under the Internal Revenue Code), the company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Internal Revenue Code (and certain related excise taxes may be triggered). Furthermore, if the compensation attributable to awards is not "performance-based" within the meaning of Section 162(m) of the Internal Revenue Code, the company may not be permitted to deduct the compensation that is not performance-based in excess of $1,000,000 in certain circumstances.

Specific Benefits

    For information regarding options granted to executive officers of Versicor in 2000, see the material under the heading "Directors and Officers Compensation" below.

    The number, amount and type of awards to be received by or allocated to eligible persons under the 2001 Plan cannot be determined at this time. The Administrator has not yet considered any awards under the 2001 Plan. If the 2001 Plan had been in effect in 2000, Versicor expects that its award grants would not have been substantially different from those described under the heading "Directors and Officers Compensation" below.

    The market value of a share of common stock as of the close of markets on September 4, 2001 was $15.14 per share.

YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE 2001 PLAN.

All members of the Board are eligible for awards under the 2001 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of July 31, 2001 the names, addresses, and holdings of those persons known to us to be beneficial owners of more than 5% of our common stock, the names and holdings of each director, the names and holdings of each executive officer named in the Summary Compensation Table on page 12 and the holdings of all executive officers and directors as a group.

Name and Address of Beneficial Owner	Amount Beneficially Owned and Nature of Beneficial Ownership[1]	Percent of Class[2]
Healthcare Ventures V, L.P.[3] 44 Nassau Street Princeton, NJ 08542 Attn: Jeffrey Steinberg	2,588,737	11.2%
Sepracor Inc.[4] 111 Locke Drive Malboro, MA 01752 Attn: Timothy J. Barberich	1,885,393	8.2%
Apax Europe IV GP Co. Limited[5] PO Box 431 13-15 Victoria Road St. Peter Port, Guernsey Channel Islands GYI 32D	1,836,158	8.0%
APA Excelsior V, LP6 2100 Geng Road Palo Alto, CA 94303 Attn: Lori Rafield, Ph.D	1,814,125	7.9%
Schroder Ventures International Life Sciences Fund II7 c/o Schroder Venture Management, Ltd. 22 Church Street HM11 Hamilton Bermuda Attn: Nicola Lawson	1,624,294	7.0%
David V. Milligan, Ph.D8	107,850	*
George F. Horner III[9]	483,210	2.1%
Timothy J. Barberich[10]	1,901,610	8.2%
James H. Cavanaugh, Ph.D11	2,588,737	11.2%
Mark Leschly	—	*
Lori F. Rafield, Ph.D12	1,836,159	8.0%
Christopher T. Walsh, Ph.D13	97,471	*
Richard J. White, Ph.D14	285,256	1.2%
Dov A Goldstein, M.D.[15]	66,006	*
Timothy J. Henkel, M.D., Ph.D	—	*
Dinesh V. Patel, Ph.D16	92,507	*
Paul F. Truex[17]	66,605	*
All directors and executive officers as a group (11 persons)[18]	7,525,411	32.6%

*
Holdings represent less than 1% of all shares outstanding.

1
Except as provided with respect to certain shares held in trust with the person's spouse and as otherwise provided under state community property laws, Versicor believes that each of the stockholders named in this table has sole voting and investment power over the shares of common stock indicated.

2
Applicable percentages are based on 23,082,027 shares outstanding on July 31, 2001. All expressions of percentage assume that warrants and options exercisable within 60 days after July 31, 2001, if any, of the particular person or group in question, and no others, have been exercised.

3
Includes 145,868 shares issuable on the exercise of warrants. The warrant for 73,125 shares expires on December 9, 2002. The warrant for 72,743 shares expires on August 8, 2005. Healthcare Ventures LLC is general partner of Healthcare Ventures, L.P and James H. Cavanaugh is president and a general partner of Healthcare Ventures LLC. Mr. Cavanaugh disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in these shares.

4
Includes 76,250 shares issuable upon exercise of warrants that expire on December 9, 2002. Timothy J. Barberich is chief executive officer and chairman of the board of directors of Sepracor Inc. Mr. Barberich disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in these shares.

5
Dr. Stephen Thompson has voting and investment power of Apex Europe IV GP Co. Limited and disclaims his beneficial ownership of these shares, except to the extent of his pecuniary interest.

6
Lori Rafield, Ph.D is managing director of Patricof & Co. Ventures, which is the general partner of APA Excelsior V, L.P. Dr. Rafield disclaims beneficial ownership of these shares, except to the extent of her pecuniary interest in these shares.

7
Nicola Lawson and Peter Everson are directors of Schroder Venture Managers Limited, which acts as manager of Schroder Ventures International Life Sciences Fund II. Ms. Lawson and Mr. Everson each disclaims beneficial ownership of his or her shares, except to the extent of his or her pecuniary interest in these shares.

8
Includes 85,350 shares underlying options that are exercisable within 60 days of July 31, 2001.

9
Includes 465,710 shares underlying options that are exercisable within 60 days of July 31, 2001.

10
Includes 10,029 shares underlying options that are exercisable within 60 days of July 31, 2001. Also includes 1,809,143 shares owned by Sepracor Inc. and 76,250 shares issuable upon the exercise of warrants by Sepracor Inc. The warrants expire on December 9, 2002. Mr. Barberich is chief executive officer and chairman of the board of directors of Sepracor Inc. As such, he may be deemed to have voting and dispositive power over the shares held by Sepracor Inc. However, Mr. Barberich disclaims beneficial ownership of these shares to the extent of his pecuniary interest therein.

11
Includes 2,442,869 shares owned by HealthCare Ventures V, L.P. and 145,868 shares issuable upon the exercise of warrants by HealthCare Ventures V, L.P. The warrant for 73,125 shares expires on December 9, 2002. The warrant for 72,743 shares expires on August 8, 2005. Dr. Cavanaugh is president and a general partner of HealthCare Ventures, LLC. As such, he may be deemed to share voting and dispositive power over the shares held by HealthCare Ventures V, L.P. Dr. Cavanaugh disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

12
Includes 1,814,125 shares and 22,034 shares owned by APA Excelsior V, L.P. and Patricof Private Investment Club II, L.P., respectively. Dr. Rafield is Managing Director of Patricof & Co. Ventures, which is the general partner of APA Excelsior V, L.P. As such, she may be deemed to have voting and dispositive power over the shares held by APA Excelsior V, L.P. and Patricof Private Investment Club II, L.P. However, Dr. Rafield disclaims beneficial ownership of these shares except to the extent of her pecuniary interest therein.

13
Includes 97,471 shares underlying options that are exercisable within 60 days of July 31, 2001.

14
Includes 154,002 shares underlying options that are exercisable within 60 days of July 31, 2001.

15
Includes 66,006 shares underlying options that are exercisable within 60 days of July 31, 2001.

16
Includes 51,559 shares underlying options that are exercisable within 60 days of July 31, 2001.

17
Includes 66,405 shares underlying options that are exercisable within 60 days of July 31, 2001.

18
Includes 996,532 shares issuable upon exercise of options granted to directors and executive officers of Versicor that are exercisable on or within 60 days of July 31, 2001.

DIRECTORS AND OFFICERS COMPENSATION

Compensation of Directors

    Directors who are also employees or officers of Versicor do not receive any additional compensation for their service on the Board. We reimburse our non-employee directors for expenses incurred in connection with attending board and committee meetings but do not compensate them for their services as board or committee members. In the past, non-employee directors have been granted non-employee director options to purchase common stock of Versicor pursuant to the terms of the 1997 Equity Incentive Plan, and the Board continues to have discretion to grant options to new non-employee directors. Versicor anticipates that it will continue to grant options from time to time under the 1997 Equity Incentive Plan or, if approved by our stockholders, the 2001 Stock Option Plan to non-employee directors.

Compensation of Executives

Summary Compensation Table

    The following table shows for the fiscal years ended December 31, 2000, 1999 and 1998, compensation awarded or paid to, or earned by, Versicor's chief executive officer and its four other most highly compensated executive officers (the "named executive officers") who were serving as executive officers at December 31, 2000.

		Annual Compensation				Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)[1]	Securities Underlying Options (#)[2]	All Other Compensation ($)
George F. Horner III President and Chief Executive Officer	2000 1999 1998	271,300 249,615 225,000		75,000 71,625 65,000	— — —	— 457,956 —	— — 28,474
Richard J. White, Ph.D. Executive Vice President, and Chief Scientific Officer	2000 1999 1998	250,866 231,935 210,637		40,000 38,200 23,333	— — —	— 125,000 68,750	146,667 2,355 —	[3]
Dov A. Goldstein, M.D. Vice President Finance and Chief Financial Officer	2000 1999 1998	96,323 — —	[4]	15,000 — —	— — —	212,500 — —	— — —
Dinesh V. Patel, Ph.D Vice President, Drug Discovery[5]	2000 1999 1998	202,207 192,406 155,587		32,810 19,280 97,500	— — —	— 52,173 25,000	— 6,078 —
Paul F. Truex Vice President, Commercial Development[6]	2000 1999 1998	123,837 — —	[7]	— — —	— — —	187,500 — —	— — —

1
The amounts included in this column for each of the named executive officers do not include the value of certain perquisites which in the aggregate did not exceed the lower of $50,000 or 10% of each named executive officer's aggregate fiscal 1998, 1999 or 2000 salary and bonus compensation.

2
Unless otherwise noted, represents shares of stock underlying options granted under the Versicor Inc. 1997 Equity Incentive Plan Stock (the "1997 Plan"), as amended or the Versicor Inc. 1995 Stock Option Plan (the "1995 Plan"). There were no individual grants of stock options in tandem with stock appreciation rights ("SAR's") or freestanding SAR's made during the years ended December 31, 1998, 1999 or 2000 to the above-named executive officers.

3
Versicor issued a non-interest bearing promissory note to Richard White on May 15, 1997. The promissory note was in the original principal amount of $200,000 and was due on May 15, 2002. Versicor forgave the unpaid principal balance of the promissory note of $146,667 in 2000.

4
Based on annual salary of $205,000. Dr. Goldstein was hired on July 6, 2000.

5
Versicor issued a promissory note to Dinesh Patel on April 24, 1996. The promissory note is in the original principal amount of $100,000, bears interest at 5% per annum and principal and interest are payable on April 24, 2001. The promissory note is secured by a deed of trust on Mr. Patel's residence.

6
Versicor issued a non-interest bearing promissory note to Paul F. Truex on December 28, 2000. The promissory note is in the original principal amount of $300,000. The promissory note is to be forgiven over 4 years by $75,000 each year beginning on April 16, 2001. The promissory note is secured by a deed of trust on Mr. Truex's residence.

7
Based on annual salary of $190,000. Mr. Truex was hired on April 25, 2000.

Option Grant Table

    The following table presents additional information concerning the stock options shown in the Summary Compensation Table and granted to the named executive officers for fiscal year 2000:

	INDIVIDUAL GRANTS ---------------------------------------------------------------------------------------
		Percent of Total Options Granted to Employees in Fiscal Year 2000			Potential Realizable Value At Assumed Annual Rates of Stock Appreciation for Option Term[3]
	Number of Securities Underlying Options Granted (#)[1]
Name			Exercise Price ($/Sh)[2]	Expiration Date
					5%	10%
George F. Horner III President and Chief Executive Officer	—	—	—	—	—	—
Richard J. White, Ph.D Executive Vice President and Chief Scientific Officer	—	—	—	—	—	—
Dov A. Goldstein, M.D. Vice President Finance and Chief Financial Officer	212,500	23.5%	$4.72	June 1, 2010	$630,781	$1,598,524
Dinesh V. Patel, Ph.D Vice President, Drug Discovery	—	—	—	—	—	—
Paul F. Truex Vice President, Commercial Development	187,500	20.7%	$4.72	April 6, 2010	$556,572	$1,410,462

1
During 2000, options were granted pursuant to the 1997 Plan. Options under the 1997 Plan vest 25% on the first anniversary of the grant date and then 1/36 per month thereafter, with full vesting occurring four years after the date of grant. Options under the 1997 Plan are non-transferable other than by will or the laws of descent and distribution. Each option is exercisable during the lifetime of the optionee only by the optionee. Options granted under the 1997 Plan must generally be exercised within 90 days after the end of the optionee's status as an employee, director or consultant, within one year after such optionee's termination by disability, or within 18 months after such optionee's termination by death, but in no event later than the expiration of the option's term. The maximum term of options granted under the 1997 Plan is ten years. The aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all of our incentive plans) may not exceed $100,000 or the options or portion thereof which exceed such limit shall be treated as nonstatutory stock options. Pursuant to the 1997 Plan, shares subject to stock awards that have expired or otherwise terminated without having been exercised in full again become available for grant. The Board of Directors has the authority to amend or terminate the 1997 Plan. An optionee may be issued an option that provides that if the exercise price for such option is paid by delivering previously-owned shares, the optionee shall be entitled to an additional option for the number of shares delivered by the optionee in payment of the exercise price. The 1997 Plan provides that in the event of a merger of Versicor all options and other awards shall be assumed or a substitute option or award issued by the acquiring company unless the Board determines in its sole discretion to accelerate vesting or remove any restrictions. The 1997 Plan is administered by the Compensation Committee of the Board of Directors.

2
Options were granted at an exercise price equal to the fair market value of our common stock, as determined by the Board of Directors on the date of grant.

3
The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. We cannot provide any assurance to any executive officer or any other holder of our securities that the actual stock price appreciation over the option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers. The potential realizable value is calculated by assuming that the fair value of our common stock on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. The potential realizable value computation is net of the applicable exercise price, but does not take into account applicable federal or state income tax consequences and other expenses of option exercises or sales of appreciated stock.

Aggregated Option Exercises and Year-End Option Values

    The following table shows information for the named executive officers concerning:

  •
  exercises of stock options during 2000; and

  •
  the amount and values of unexercised stock options as of December 31, 2000.

			Number of Securities Underlying Options at December 31, 2000 (#)		Value of Unexercised In-the-Money Options at December 31, 2000 ($)[2]
	Shares Acquired on Exercise (#)
Name		Value Realized ($)[1]
			Exercisable	Unexercisable	Exercisable	Unexercisable
George F. Horner III	—	—	333,521	405,229	2,734,051	3,305,531
Richard J. White, Ph.D	125,000	540,004	89,875	160,898	736,722	1,315,886
Dov A. Goldstein, M.D.	—	—	—	212,500	—	829,813
Dinesh V. Patel, Ph.D	33,447	144,491	28,177	61,503	23,130	503,150
Paul F. Truex	—	—	—	187,500	—	732,188

1
Based on the closing price of Versicor's common stock on the date of exercise minus the exercise price of the option.

2
Based on the closing price of Versicor's common stock on December 29, 2000 of $8.625 per share minus the exercise price of "in-the-money" options.

Related Party Transactions

    In January 1997, we entered into a written consulting agreement with Dr. David V. Milligan, the Chairman of our Board of Directors. Under this consulting agreement, Dr. Milligan agreed to provide consulting and advisory services to us. We agreed to pay Dr. Milligan an annual fee of $100,000. The consulting agreement expired in December 1997, but has continued through mutual consent of Dr. Milligan and Versicor and, as a result, Versicor has paid Dr. Milligan $100,000 per year since 1998.

    In March 1998, we entered into a written scientific agreement with Dr. Christopher Walsh, a member of our Board of Directors. Under this scientific agreement, Dr. Walsh agreed to provide consulting and advisory services to us. We agreed to pay Dr. Walsh an annual fee of $50,000 plus an annual laboratory gift of $50,000 in 1998 and $25,000 annually thereafter. This agreement expired in January 2001 but has continued through mutual consent of Dr. Walsh and Versicor.

    In May 1997, we received a non-interest bearing promissory note from Dr. Richard White, our Executive Vice President and Chief Scientific Officer. The promissory note was in the original principal amount of $200,000 and was due on May 15, 2002. We forgave the unpaid principal balance of the promissory note of $146,667 in 2000.

    In December 2000, we issued a non-interest bearing promissory note to Paul F. Truex, our Vice President, Commercial Development. The promissory note is in the original principal amount of $300,000. The promissory note is to be forgiven over 4 years by $75,000 each year beginning on April 16, 2001. The promissory note is secured by a deed of trust on Mr. Truex's residence.

Employment Agreements

    In July 2000, Versicor entered employment agreements with each of the named executive officers: George Horner, Richard White, Dov Goldstein, Dinesh Patel and Paul Truex. The employment agreements terminate after three years from their respective commencement dates; however, each employment agreement contains an automatic renewal provision in which the employment agreement renews for three years on each anniversary of the employment agreement unless Versicor gives notice to the named executive officer at least 60 days prior to the renewal date that the employment agreement will not be extended. The employment agreements provide for participation in all bonus, incentive, savings and retirement and benefit plans offered generally to Company executives, among other terms and conditions.

    If Versicor terminates the named executive officer's employment other than for death, disability or cause, he will receive payments equal to two times the sum of his highest annual base salary for the prior three years, plus the largest amount of bonuses received during any one calendar year. If a change in control of Versicor occurs and within two years after the change in control the named executive officer is terminated without cause or resigns for good reason, then he will receive payments equal to two times the sum of his highest annual base salary for any one of the prior two years, plus the largest amount of bonuses received during any one calendar year.

* * *

    It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are not present at the meeting may revoke their proxies and vote in person, or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

George F. Horner III
President and Chief Executive Officer

September 5, 2001

EXHIBIT A

VERSICOR INC.
2001 STOCK OPTION PLAN

1.  Purposes.

    (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in the value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

    (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

    (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.  Definitions.

    (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

    (b) "Board" means the Board of Directors of the Company.

    (c) "Cause" means (unless otherwise expressly provided in the applicable Stock Award Agreement, or another applicable contract with the Stock Award holder that defines such term for purposes of determining the effect that a "for cause" termination has on the holder's Stock Awards) that the Company, acting in good faith based upon the information then known to the Company, determines that the Stock Award holder has: (1) repeatedly failed to perform in a material respect his obligations under any employment agreement with the Company without proper reason and has not cured such failure in a reasonable time after receiving notice from the Company, (2) willfully engaged in illegal conduct or gross misconduct that is materially injurious to the Company, or (3) breached the provisions of any confidentiality agreement or confidentiality provisions of any employment agreement with the Company.

    For purposes of this provision, no act or failure to act, on the part of the Stock Award holder, shall be considered "willful" unless it is done, or omitted to be done, by the Stock Award holder in bad faith or without reasonable belief that the Stock Award holder's action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the chief executive officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by the Stock Award holder in good faith and in the best interests of the Company. No termination of the Stock Award holder for Cause will be effective unless adopted pursuant to a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board at a meeting of the Board called and held for such purpose, and

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communicated to the Stock Award holder by written notice that explains the basis on which Cause has been found.

    (d) "Change in Control" means any of the following:

       (i) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

      (ii) Approval by the stockholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not subsidiaries or other affiliates, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization, but including in such determination any securities of the other parties to such reorganization held by affiliates of the Company);

      (iii) Approval by the stockholders of the Company of the sale of substantially all of the Company's business and/or assets to a person or entity which is not a subsidiary or other affiliate;

      (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 40% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or

      (v) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved.

    (e) "Code" means the Internal Revenue Code of 1986, as amended.

    (f)  "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

    (g) "Company" means Versicor Inc., a Delaware corporation.

    (h) "Concurrent Stock Appreciation Right" or "Concurrent Right" means a right granted pursuant to subsection 8(b)(2) of the Plan.

    (i)  "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

    (j)  "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

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    (k) "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

    (l)  "Director" means a member of the Board.

    (m) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

    (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (o) "Fair Market Value" means the last reported sales price on the relevant date of a share of the Company's common stock as listed in the Western Edition of the Wall Street Journal, or if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale is transacted.

    (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

    (q) "Independent Stock Appreciation Right" or "Independent Right" means a right granted pursuant to subsection 8(b)(3) of the Plan.

    (r) "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

    (s) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option under Section 422 of the Code.

    (t)  "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (u) "Option" means a stock option granted pursuant to the Plan.

    (v) "Optionee" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

    (w) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

    (x) "Plan" means this 2001 Stock Option Plan.

    (y) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

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    (z) "Securities Act" means the Securities Act of 1933, as amended.

    (aa) "Stock Appreciation Right" means any of the various types of rights which may be granted under Section 8 of the Plan.

    (bb) "Stock Award" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

    (cc) "Stock Award Agreement" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

    (dd) "Tandem Stock Appreciation Right" or "Tandem Right" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.  Administration.

    (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

    (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

       (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award will be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; when and how each Stock Award shall be granted; and the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award and the number of shares with respect to which a Stock Award shall be granted to each such person.

      (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

      (iii) To amend the Plan or a Stock Award as provided in Section 13; provided, however, that the Board shall not have the power to reprice any Stock Award once granted, except for adjustments resulting from a stock split, reverse stock split, or similar change to the outstanding capital stock, as provided in Section 12.

      (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan.

    (c) The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more members any of the administrative powers the Committee is authorized to exercise (any references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time

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and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.  Shares Subject To The Plan.

    (a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million two hundred thousand (1,200,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

    (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.  Eligibility.

    (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted to Employees, Directors or Consultants.

    (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

    (c) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than three hundred thousand (300,000) shares of the Company's common stock in any twelve (12) month period. Subject to the provisions of Section 12 relating to adjustments upon changes in stock, no person shall be eligible to be granted Stock Awards covering in the aggregate more than three hundred thousand (300,000) shares of the Company's common stock in any twelve (12) month period.

6.  Option Provisions.

    Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

    (a) Term.  No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

    (b) Price.  The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

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Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

    (c) Consideration.  The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

    In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

    (d) Transferability.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Stock Award Agreement for such Option, as the Board or the Committee shall determine in its discretion or pursuant to a domestic relations order. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

    (e) Vesting.  The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Stock Award Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

    (f)  Termination of Employment or Relationship as a Director or Consultant.  In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period, which shall not be less than thirty (30) days, specified in the Stock Award Agreement), or (ii) the expiration of the term of the Option as set forth in the Stock Award Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified

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in the Stock Award Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    An Optionee's Stock Award Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Stock Award Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Stock Award Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

    (g) Disability of Optionee.  In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Stock Award Agreement), or (ii) the expiration of the term of the Option as set forth in the Stock Award Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (h) Death of Optionee.  In the event of the death of an Optionee during, or within a period specified in the Stock Award Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Stock Award Agreement), or (ii) the expiration of the term of such Option as set forth in the Stock Award Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

    (i)  Early Exercise.  The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall be exercisable only within (A) the ninety (90) day period following the termination of employment or

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the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee, and (ii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

    (j)  Re-Load Options.  Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Stock Award Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Stock Award Agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Stock Award Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option.

    Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option: provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 11(d) of the Plan and in Section 422(d) of the Code. Notwithstanding anything in the preceding paragraph to the contrary, a Re-Load Option which is granted to a 10% stockholder (as described in subsection 5(b)) and which is intended as an Incentive Stock Option shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

    There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.  Terms Of Stock Bonuses And Purchases Of Restricted Stock.

    Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

    (a) Purchase Price.  The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement. The Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

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    (b) Transferability.  Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

    (c) Consideration.  The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

    (d) Vesting.  Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

    (e) Termination of Employment or Relationship as a Director or Consultant.  In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 7(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.  Stock Appreciation Rights.

    (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right.

    (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

       (i) Tandem Stock Appreciation Rights.  Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

      (ii) Concurrent Stock Appreciation Rights.  Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution

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  payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on tile date of the exercise of the Concurrent Right) in an amount equal to such portion as shall determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

      (iii) Independent Stock Appreciation Rights.  Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.  Covenants Of The Company.

    (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

    (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

10. Use Of Proceeds From Stock.

    Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

11. Miscellaneous.

    (a) Subject to any applicable provisions of the California Corporate Securities Law of 1968 and related regulations relied upon as a condition of issuing securities pursuant to the Plan, the Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b) notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

    (b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of

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the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

    (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director as provided in the Company's By-Laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant's agreement with the Company or Affiliate.

    (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

    (e) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as, a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

12. Adjustments Upon Changes in Stock.

    (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

    (b) In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; then: (i) any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 12(b)) for those outstanding under the Plan, or (ii) in the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, (A) with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants and subject to any applicable provisions of the California Corporate Securities Law of 1968 and related

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regulations relied upon as a condition of issuing securities pursuant to the Plan, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated prior to such event and the Stock Awards terminated if not exercised (if applicable) after such acceleration and at or prior to such event, and (B) with respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall be terminated if not exercised (if applicable) prior to such event.

    (c) Change in Control Vesting. Unless otherwise provided in the applicable Stock Award Agreement, each Stock Award shall be subject to the special change in control vesting provisions set forth in clause (1) below if the conditions set forth therein are satisfied (notwithstanding any other Continuous Status as an Employee, Director or Consultant vesting provisions herein to the contrary, but subject to any limited exercise period following a termination of such status as may be provided for herein or in the applicable Stock Award Agreement).

       (i) If a Stock Award holder's Continuous Status as an Employee, Director or Consultant is terminated by the Company or an Affiliate upon or within one year after a Change in Control (as defined below), and the termination is not the result of the holder's death or disability and is not a termination by the Company or an Affiliate for Cause (as defined below), then, subject to the other provisions of this Section 12, all outstanding Stock Awards held by the holder shall be deemed fully vested immediately prior to such termination.

13. Amendment Of The Plan And Stock Awards.

    (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

    (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

    (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

    (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

    (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing; provided further, that the Board shall not have the power to reprice any Stock Award once granted, except for adjustments resulting from a stock split, reverse stock split, or similar change to the outstanding capital stock, as provided in Section 11.

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14. Termination Or Suspension Of The Plan.

    (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

    (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

15. Effective Date of Plan.

    The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

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YOUR VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN
YOUR PROXY CARD
IN THE ENVELOPE PROVIDED
AS SOON AS POSSIBLE

VERSICOR INC.
34790 Ardentech Court
Fremont, California 94555

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints George F. Horner III and Dov A. Goldstein, M.D. as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Versicor Inc. held of record by the undersigned on September 5, 2001, at the Special Meeting of Stockholders to be held on September 27, 2001 and at any adjournment or postponement thereof.

(Continued on reverse side)

Please Detach and Mail in the Envelope Provided

A	/X/	Please mark your votes as in this example.
		FOR	AGAINST	ABSTAIN
1.	Adopt the 2001 Stock Option Plan.	/ /	/ /	/ /
2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

All other proxies heretofore given by the undersigned to vote shares of stock of Versicor Inc., which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment or postponement thereof, are hereby expressly revoked.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES.

Signature	Signature	Date:	, 2001

NOTE:
Please date this Proxy and sign it exactly as your name or names appear above. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held by a corporation, please sign in full corporate name by the President or other authorized officer. If shares are held by a partnership, please sign in partnership name by an authorized person.

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SCHEDULE 14A INFORMATION
NOTICE OF SPECIAL MEETING
TABLE OF CONTENTS
QUESTIONS AND ANSWERS
PROPOSALS YOU MAY VOTE ON
PROPOSAL TO APPROVE THE 2001 STOCK OPTION PLAN
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
DIRECTORS AND OFFICERS COMPENSATION
  EXHIBIT A